UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2008

REHABCARE GROUP, INC.
(Exact name of Company as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422
(Company's telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
Effective December 8, 2008, the Board of Directors of Rehab Care Group, Inc. approved amendments to the following agreements and plans:

• The termination compensation agreement with each of John H. Short, Ph.D. (President and Chief Executive Officer), Jay W. Shreiner (Executive Vice President and Chief Financial Officer), and Patricia M. Henry (Executive Vice President);
• The Change in Control Termination Agreement with Mary Patricia Welc (Senior Vice President);
• The Severance Plan for Company Senior Vice Presidents applicable to Mary Patricia Welc (Senior Vice President);
• The Severance Plan for Company Vice Presidents applicable to Jeff A. Zadoks (Vice President and Chief Accounting Officer); and
• The Executive Deferred Compensation Plan applicable to John H. Short, Ph.D. (President and Chief Executive Officer), Patricia M. Henry (Executive Vice President), Jay W. Shreiner (Executive Vice President and Chief Financial Officer), Mary Patricia Welc (Senior Vice President), and Jeff A. Zadoks (Vice President and Chief Accounting Officer).

The purpose of the amendments was to make changes necessary to ensure that such agreements and plans comply with the final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended.

The foregoing description is qualified in its entirety by reference to the agreements and plans, copies of which are attached as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits - See exhibit index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2008

REHABCARE GROUP, INC.

By: /s/ Jay W. Shreiner
Name: Jay W. Shreiner
Title: Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment of Termination Compensation Agreement dated December 11, 2007 by and between RehabCare Group, Inc. and John H. Short, Ph.D.

10.2	Termination Compensation Agreement dated December 8, 2008 by and between RehabCare Group, Inc. and Jay W. Shreiner

10.3	Termination Compensation Agreement dated December 8, 2008 by and between RehabCare Group, Inc. and Patricia M. Henry

10.4	Form of Change in Control Termination Agreement dated December 8, 2008 by and between RehabCare Group, Inc. and Mary Patricia Welc

10.5	RehabCare Severance Plan for Company Senior Vice Presidents effective January 1, 2009

10.6	RehabCare Severance Plan for Company Vice Presidents effective January 1, 2009

10.7	RehabCare Executive Deferred Compensation Plan as amended and restated effective January 1, 2009